UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

Amendment No. 1 to Form 8-K filed July 1, 2005

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2005

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Oakmont Lane Westmont, Illinois 60559
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry Into a Material Definitive Agreement.

Waiver and Third Amendment to Amended and Restated Receivables Sale Agreement

As previously disclosed, effective July 1, 2005, SIRVA, Inc., through its wholly owned, special purpose subsidiary SIRVA Relocation Credit, LLC, and its subsidiaries SIRVA Relocation LLC (“SIRVA Relocation”) and Executive Relocation Corporation, entered into a waiver and third amendment (the “Third Amendment”) to the Amended and Restated Receivables Sale Agreement (the “Sale Agreement”), as amended by the Waiver and First Amendment (the “First Amendment”) dated as of March 31, 2005, and the Second Amendment (the “Second Amendment”) dated as of May 31, 2005, with General Electric Capital Corporation (“GECC”), The CIT Group/Business Credit, Inc. (“CIT”) and LaSalle Bank National Association (“LaSalle”) as Purchasers, and LaSalle as Agent.  Capitalized terms not defined in this Current Report have the meanings ascribed to them in the Sale Agreement, the First Amendment, the Second Amendment or the Third Amendment, as appropriate.

Due to a clerical error, the Current Report on Form 8-K filed on July 1, 2005 (the “July 1 8-K”) contained an error regarding the amendment fee paid by SIRVA Relocation.  The amendment fee was 0.10% of the Aggregate Commitment, or $200,000, and was paid for the account of LaSalle, CIT and GECC, proportionately according to their Commitment Percentages.  The July 1 8-K inadvertently reflected an incorrect amendment fee of $10,000.  The copy of the Third Amendment attached as EXHIBIT 99.1 to the July 1 8-K, which exhibit is incorporated herein by this reference, reflected the correct amendment fee.

The description of the Third Amendment set forth above is qualified in its entirety by reference to the actual terms of the amendment attached to the July 1 8-K as EXHIBIT 99.1.

Item 2.03                     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 above is hereby incorporated in this Item 2.03 by this reference.

Item 9.01                                             Financial Statements and Exhibits.

(a)                               Financial Statements of Business Acquired.

Not applicable.

(b)                               Pro Forma Financial Information.

Not applicable.

(c)                                Exhibits.

Exhibit Number	Description

99.1

Waiver and Third Amendment to Amended and Restated Receivables Sale Agreement, dated as of June 30, 2005, among SIRVA Relocation Credit, LLC; SIRVA Relocation LLC; Executive Relocation Corporation; General Electric Capital Corporation; The CIT Group/Business Credit, Inc.; and LaSalle Bank National Association (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by SIRVA, Inc. on July 1, 2005).

99.2

Third Amendment, dated as of June 29, 2005, to the Credit Agreement, dated as of December 1, 2003, as amended, among SIRVA Worldwide, the foreign subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents parties thereto (incorporated by reference to Exhibit 99.2 of the Current Report on Form 8-K filed by SIRVA, Inc. on July 1, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: July 6, 2005
	By:	/s/ Ralph A. Ford
	Name:	Ralph A. Ford
	Title:	Senior Vice President, General Counsel & Secretary